SETTLEMENT AGREEMENT WITH A JOINT AND MUTUAL RELEASE AND
            --------------------------------------------------------
                               INDEMNITY AGREEMENT
                               -------------------

THE STATE OF TEXAS                     ss.
                                       ss.     KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS                       ss.


DEFINITIONS
-----------

     "Agreement" means this Settlement Agreement with a Joint and Mutual Release and Indemnity Agreement.

     "Claimants" means: American International Industries, Inc. and the agents, employees, officers, directors, shareholders and attorneys of American International Industries, Inc.; all companies or firms affiliated with American International Industries, Inc., including all parent and subsidiary corporations; and the predecessors, successors, heirs and assigns of American International Industries, Inc.; Daniel Dror, individually and as agent, employee, officer, director, trustee, beneficiary, or shareholder of any entity owning stock in any of the Defendants; Daniel Dror II, individually, as Trustee and Beneficiary of the Daniel Dror II 1976 Trust, Daniel Dror II 1996 Trust, Daniel Dror II Trust of 1998, and as agent, employee, officer, director, trustee, beneficiary, or shareholder of any entity owning stock in any of the Defendants; International Diversified Corporation, Ltd., previously known as Elk International Corporation, Ltd.; and the agents, employees, officers, directors, shareholders and attorneys of International Diversified Corporation, Ltd.; all companies or firms affiliated with International Diversified Corporation, Ltd., including all parent and subsidiary corporations; and the predecessors, successors, heirs and assigns of International Diversified Corporation, Ltd.; Elkana Faiwuszewicz individually and as agent, employee, officer, director, trustee, beneficiary, or shareholder of any entity owning stock in any of the Defendants; MidCity Houston Properties, Inc., and the agents, employees, officers, directors, shareholders and attorneys of MidCity Houston Properties,

Inc.; all companies or firms affiliated with MidCity Houston Properties, Inc., including all parent and subsidiary corporations; and the predecessors, successors, heirs and assigns of MidCity Houston Properties, Inc.

     "Orion" means: Orion Healthcorp, Inc.; the agents, employees, officers, directors, shareholders, and attorneys of Orion Healthcorp, Inc.; all companies or firms affiliated with Orion Healthcorp, Inc., including all subsidiary and parent corporations; the predecessors, successors and assigns of Orion Healthcorp, Inc., including specifically, and without limitiation, Surgicare, Inc.; and, all other persons, firms, and corporations for whose conduct the persons or entities named in this definition of "Orion" may be liable.

     "LeBlanc" means: Keith G. LeBlanc and his attorneys, heirs and assigns.

     "Cascio" means: Paul Cascio and his attorneys, heirs and assigns.

     "Brantley III" means: Brantley Venture Partners III, L.P.; the agents, employees, officers, and attorneys of Brantley Venture Partners III, L.P.; all companies or firms affiliated with Brantley Venture Partners III, L.P.; the predecessors, successors and assigns of Brantley Venture Partners III, L.P.; and all other persons, firms, and corporations for whose conduct the persons or entities named in this definition of "Brantley III" may be liable.

     "Brantley IV" means: Brantley Venture Partners IV, L.P.; the agents, employees, officers, and attorneys of Brantley Venture Partners IV, L.P. ; all companies or firms affiliated with Brantley Venture Partners IV, L.P.; the predecessors, successors and assigns of Brantley Venture Partners IV, L.P.; and all other persons, firms, and corporations for whose conduct the persons or entities named in this definition of "Brantley IV" may be liable.

     "Brantley Capital" means: Brantley Capital Corporation; the agents, employees, officers, directors, shareholders and attorneys of Brantley Capital

Corporation; all companies or firms affiliated with, subsidiary to, or the parent company of Brantley Capital Corporation; the predecessors, successors and assigns of Brantley Capital Corporation; and all other persons, firms, and corporations for whose conduct the persons or entities named in this definition of "Brantley Capital" may be liable.

     The "Settling Defendants" means: Orion, LeBlanc, Cascio, Brantley III, Brantley IV, and Brantley Capital. UHY Mann Frankfort Stein & Lipp CPAs, LLP ("Mann Frankfort") IS NOT one of the Settling Defendants; after the execution of this Agreement, and the dismissal of the Settling Defendants, Mann Frankfort will remain as the sole defendant in the Lawsuit.

     The "Incident" means: all transactions and all representations regarding transactions involving any of the Claimants and any of the Settling Defendants; all transactions and all representations regarding transactions in which any of the Settling Defendants made any representation to any of the Claimants; any representation made by any of the Settling Defendants to any of the Claimants regarding the value of Orion stock; all transactions and all representations regarding the merger that created Orion Healthcorp, Inc.; and any other transaction or representation involving Claimants and Settling Defendants that is, has been, or could have been made the basis for the Lawsuit as defined below.

     The "Lawsuit" means Cause No. 2005-44326, in the 80th Judicial District Court of Harris County, Texas, styled American International Industries, Inc. vs. Orion HealthCorp, Inc., previously known as Surgicare, Inc., Keith G. LeBlanc, Paul Cascio, Brantley Capital Corporation, Brantley Venture Partners III, L.P., and Brantley Venture Partners IV, L.P.

     "All Claims" means all existing, known, and unknown claims, demands, and causes of action, known or unknown, pending or threatened, for all existing, known, and unknown damages and remedies (1) that arise out of the Incident or
(2) that have been brought or that could have been brought by or on behalf of Claimants in the Lawsuit, or in any court, tribunal or forum, in this or any other jurisdiction, in these United States or anywhere else. Under this definition, "All Claims" includes, but is not limited to, all claims, demands, lawsuits, debts, accounts, covenants, agreements, actions, cross-actions, liabilities, obligations, losses, costs, expenses, remedies, and causes of action of any nature, whether in contract or in tort, or based upon fraud or misrepresentation, breach of duty or common law, or arising under or by virtue of any judicial decision, statute or regulation, for past, present, known, and unknown injuries, property or economic damage, and all other losses and damages of any kind, including BUT NOT LIMITED TO the following: all actual damages; all exemplary and punitive damages; all penalties of any kind, including WITHOUT LIMITATION any tax liabilities or penalties; damage to business reputation; lost profits or good will; consequential damages; damages ensuing from loss of credit; and, prejudgment and postjudgment interest, costs and attorneys' fees. This definition further includes, BUT IS NOT LIMITED TO, all elements of damages, all remedies, and all claims, demands, and causes of action that are now recognized by law or that may be created or recognized in the future by any manner, including WITHOUT LIMITATION by statute, regulation, or judicial decision. All Claims does not include any of Claimants' claims against Mann Frankfort.

     The "Consideration" means the payment to American International Industries, Inc., by the Settling Defendants of SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000).

     In this Agreement, the singular includes the plural, and vice versa; likewise, the disjunctive includes the conjunctive, and vice versa.

THE AGREEMENT
-------------

     1. For the Consideration, Claimants RELEASE, ACQUIT, and FOREVER DISCHARGE Settling Defendants, and all insurers and insurers' agents of Settling Defendants, from All Claims that have accrued or may ever accrue to Claimants. Settling Defendants RELEASE, ACQUIT, and FOREVER DISCHARGE Claimants from All Claims that have accrued or may ever accrue to Settling Defendants.

     2. Claimants acknowledge the sufficiency of the Consideration by signing this Agreement. The payment of the Consideration is not an admission of liability and may not be so construed. Settling Defendants vigorously deny any liability and Claimants acknowledge the highly disputed nature of American International Industries, Inc.'s claims against Settling Defendants in the Lawsuit. Claimants and Settling Defendants acknowledge that this Agreement is made as a compromise to avoid further expense and to terminate for all time the controversy underlying the Lawsuit.

     3. Claimants will make best efforts to obtain the signatures of Elkana Faiwuszewicz and Daniel Dror II to this Agreement.

     4. American International Industries, Inc. will file a Motion for Non-Suit with Prejudice to the Court for entry, within ten days after the Settling Defendants pay the Consideration.

     5. Settling Defendants agree that payment of the Consideration shall be made within 45 days of the execution of this Agreement, to Brian E. Bro, trustee for American International Industries, Inc., said funds not to be disbursed to American International Industries, Inc. or to Brian E. Bro with regard to his contingent fee interest in this case, until the Court signs the Order of Non-Suit (the "Order") nonsuiting Claimants' claims against Settling Defendants. Claimants agree that they shall not negotiate, or cause to have negotiated, the instrument(s) that constitute the Consideration, other than to deposit to Brian

E. Bro's IOLTA trust account at Washington Mutual Bank, until after the Court signs the Order.

     6. Claimants agree to INDEMNIFY and to DEFEND and to HOLD Settling Defendants and their insurers HARMLESS from All Third-Party Claims, together with all costs, expenses, and legal fees in defending All Third-Party Claims. "All Third-Party Claims" means (1) All Claims, arising out of or related to the Lawsuit, that have been or that may later be asserted against Settling Defendants by any person, entity, firm, or corporation claiming by, through, or under Claimants and (2) All third-party actions or cross-actions seeking contribution or indemnity asserted against Settling Defendants by UHY Mann Frankfort Stein and Lipp CPAs, LLP, or any other party against whom American International Industries, Inc. brings claims relating to the Incident, in which Settling Defendants are alleged to be liable in any claim, demand, or cause of action asserted by Claimants in the past, present, or future that arises out of the Incident or the Lawsuit, or that falls within the definition of All Claims. Claimants shall have the right and discretion to assume the defense of any such Third--Party Claims. This indemnity is specifically intended to operate and be applicable even if it is alleged or proved that all or some of the damages being sought were caused as a whole or in part by any act, omission, negligence, gross negligence, misrepresentation, breach of contract, intentional conduct, violation of statute or common law, breach of warranty, product defect, strict liability, or any other conduct whatsoever of the Settling Defendants.

     7. In return for the Consideration Claimants represent and warrant the following to Settling Defendants:

          *    Claimants are correctly described in this Agreement;

          * Before executing this Agreement, Claimants became fully informed of the terms, contents, conditions, and effect of this Agreement;

          * Before executing this Agreement, the signatory for Claimants fully informed Claimants' officers and directors of the terms, contents, conditions and effect of the Agreement;

          * The signatories to this Agreement, for or on behalf of Claimants, is fully authorized and legally competent to execute this Agreement and is a duly authorized representative of Claimants;

          * This Agreement is fully and forever binding on Claimants, their successors, assigns and shareholders;

          * No promise or representation of any kind has been made to Claimants or by anyone acting for Claimants, except as is expressly stated in this Agreement;

          * Claimants have not assigned, pledged, or in any other manner sold or transferred any right, title, interest, or claim that arises out of the Agreement, the Incident or the Lawsuit, except to Counsel for Claimants, who is executing this Agreement;

          * In entering this Agreement, Claimants have had the benefit of the advice of lawyers of its own choosing; and, Claimants enter this Agreement freely, by Claimants' own choice, and judgment, and without duress or other influence;

          * Claimants understand that this Agreement is a full, final and complete release, and that the cash Consideration is the only money and benefits Claimants shall ever receive from Settling Defendants as a result of the Incident or the Lawsuit.

     8.   Settling Defendants represent and warrant the following to Claimants:

          *    Settling Defendants are correctly described in this Agreement;

          * Before executing this Agreement, Settling Defendants became fully informed of the terms, contents, conditions, and effect of this Agreement;

          * Before executing this Agreement, the signatory for Settling Defendants fully informed Settling Defendants' officers and directors of the terms, contents, conditions and effect of the Agreement;

          * The signatories to this Agreement, for or on behalf of Settling Defendants, is fully authorized and legally competent to execute this Agreement and is a duly authorized representative of Settling Defendants;

          * This Agreement is fully and forever binding on Settling Defendants, their successors, assigns and shareholders;

          * No promise or representation of any kind has been made to Settling Defendants or by anyone acting for Settling Defendants, except as is expressly stated in this Agreement;

          * In entering this Agreement, Settling Defendants have had the benefit of the advice of lawyers of their own choosing; and Settling Defendants enter this Agreement freely, by Settling Defendants' own choice, and judgment, and without duress or other influence;

          * Settling Defendants have not entered into any indemnity agreements with Mann Frankfort.

          * Settling Defendants are not currently aware of any third-party actions or cross-actions seeking contribution or indemnity asserted against Settling Defendants by UHY Mann Frankfort Stein and Lipp CPAs, LLP.

     9. As attested by the signature of Counsel for Claimants, this Agreement was fully explained to Claimants by their counsel before Claimants signed the Agreement, and all legal fees and expenses are to be received by Counsel for Claimants out of the Consideration.

     10. This Agreement shall be effective and binding on all parties that sign and execute it, even if fewer than all of the parties sign and execute it. Any party that does not sign this Agreement shall not be bound by the provisions of this Agreement, nor shall any party that does not sign this Agreement have a right to any benefits under this Agreement.

     11. Regardless of whether or not this Agreement is signed and executed by Brantley Capital, the Agreement shall be effective as to officers and directors of Brantley Capital. Any provision of this release affecting Brantley Capital, as a corporate entity separate and apart from its directors and officers, is contingent on the approval and execution of this Agreement by Brantley Capital.

     12. Except as otherwise required by law, the terms of this Agreement and all references to monetary consideration shall be kept CONFIDENTIAL and shall be disclosed only to the parties to this Agreement, their counsel, and their accountants and auditors. Except as legally required, Claimants, Settling Defendants, and their respective attorneys agree not to initiate any contact with the media concerning, or otherwise seeking publicity for, the terms of this settlement, provided that American International Industries, Inc. and Orion HealthCorp., Inc. shall be entitled to make a press release or file a mandatory disclosure with the SEC. The amount of the settlement shall not be disclosed unless the attorneys for American International Industries, Inc. or Orion HealthCorp, Inc. say that it is necessary.

     13. Claimants and Settling Defendants each acknowledge that this instrument constitutes the entire Agreement between them related to All Claims in this Lawsuit.

     EXECUTED in multiple originals, each of equal dignity, on the date(s) as noted below.


-------------------------------------------     --------------------------------
American International Industries, Inc.               Counsel for Claimants

By /s/ Daniel Dror                              By /s/ Brian Bro
   ----------------------------------------        -----------------------------
       Daniel Dror                                     Brian Bro

       September 8, 2006                               September 8, 2006



                                                By /s/ Daniel Dror II
-------------------------------------------     --------------------------------
International Diversified Corporation, Ltd.            Daniel Dror II

                                                       September 8, 2006
By /s/ Elkana Faiwuszewicz
   ----------------------------------------
       Elkana Faiwuszewicz

       September 11, 2006

-------------------------------------------     --------------------------------
         Brantley Capital Corporation           Brantley Venture Partners III,
                                                L.P.


By /s/ Phillip Goldstein                        By /s/ Paul H. Cascio
   ----------------------------------------        -----------------------------
       Phillip Goldstein                               Paul H. Cascio

       September 13, 2006                              September 8, 2006




-------------------------------------------     --------------------------------
   Brantley Venture Partners IV, L.P.                 Keith G. LeBlanc


By /s/ Paul H. Cascio                           By /s/ Keith G. LeBlanc
   ----------------------------------------        -----------------------------
       Paul H. Cascio                                  Keith G. LeBlanc

       September 8, 2006                               September 12, 2006




-------------------------------------------
         Orion HealthCorp, Inc.


By /s/ Terrence L. Bauer
   ----------------------------------------
       Terrence L. Bauer

       September 9, 2006